Exhibit 10.8(b)

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

First Amendment to Manufacturing and Supply Agreement

This First Amendment to the Manufacturing and Supply Agreement (this “Amendment”) is made as of the 21 of May, 2012 (the “Effective Date of this Amendment”) by and between Pfizer, Inc., a corporation organized and existing under the laws of the State of Delaware, with offices at 235 E. 42nd Street, New York, NY 10017 (“Pfizer”) and Kythera Biopharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware, having an address of 27200 Agoura Road, Calabasas, California 91301 (hereinafter “Customer”).

WHEREAS, Pfizer and Customer have entered into that certain Manufacturing and Supply Agreement by and between Pfizer Inc. and Kythera Biopharmaceuticals, Inc., dated as of July 7, 2009, (the “Agreement”);

WHEREAS, Pfizer and Customer entered into a Product Addendum to the Supply Agreement (the “Product Addendum”) also dated July 7, 2009.

WHEREAS, Pfizer and Customer desire to extend the term of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pfizer and Customer agree as follows:

1.                                      Section 2.5(a). Delivery; Risk of Loss is hereby DELETED in its entirety and REPLACED with the following:

Company shall ship Product ordered by Purchaser throughout the Territory to        Purchaser as set forth in the applicable Purchaser Order.  Company shall deliver Product to Purchaser by the delivery date set forth in the applicable Purchase Order, or such other date as may be agreed to in writing by the Parties from time to time.  Company shall deliver Product to Purchaser CIP (Incoterms 2010) as specified in the applicable Purchaser Order for shipments in the Continental United States and Purchaser FCA Facility (Incoterms 2010) as specified in the applicable Purchaser Order for international shipments.

2.                                      Section 9.1. Term of Agreement is hereby DELETED in its entirety and REPLACED with the following:

“Section 9.1 Term of Agreement.  This Agreement shall commence on the Effective Date and shall remain in effect until December 31, 2014 (the “Term” of this Agreement) unless terminated pursuant to this Article or extended upon the mutual written agreement of the Parties”.

3.                    Except as specifically amended above, all terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

4.                    In the event that there are any conflicts between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control. The terms of this Amendment shall be controlling over any terms of any purchase order, sales acknowledgement, invoice or other such documents issued by either Party.

5.                    This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, and all of which shall together constitute one and the same agreement, and shall become effective when signed by each of the parties hereto and delivered to the other party in person or by facsimile or other reliable electronic means.

IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute this Amendment as of the date first written above.

Pfizer, Inc.		Kythera Biopharmaceuticals, Inc.

By:	/s/ Michael J. Kosko	By:	/s/ Jeff Webster

Name:	Michael J. Kosko	Name:	Jeff Webster

Title:	President, Pfizer CenterSource	Title:	SVP, Operations

Signed on the 21st day of May 2012		Signed on the 23rd day of May 2012

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

First Amendment to Product Addendum

This First Amendment to Product Addendum (this “Amendment”) is made as of the 21 of May, 2012 (the “Effective Date of this Amendment”) by and between Pfizer, Inc., a corporation organized and existing under the laws of the State of Delaware, with offices at 235 E. 42nd Street, New York, NY 10017 (“Pfizer”) and Kythera Biopharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware, having an address of 27200 Agoura Road, Calabasas, California 91301 (hereinafter “Customer”).

WHEREAS, Pfizer and Customer have entered into that certain Supply Agreement by and between Pfizer Inc., and Kythera Biopharmaceuticals, Inc., dated as of July 7, 2009, (the “Agreement”);

WHEREAS, Pfizer and Customer entered into a Product Addendum to the Supply Agreement (the “Product Addendum”) also dated July 7, 2009.

WHEREAS, Pfizer and Customer desire to extend the term of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pfizer and Customer agree as follows:

1.                          Section 2. Prices / Quantity is herby DELETED in its entirety and REPLACED with the following:

2.1.                            Quantity/Batch Size

Supplied in [*], subdivided from large commercial

lots in industrial packaging.

2.2                               Price

Commercial Quantities based on a quarterly weighted scale as follows:

[*] USD/kg Annual Sales Volume up to [*]

[*] USD/kg Annual Sales Volume [*]

[*] USD/kg Annual Sales Volume [*]

2.                          Section 3. Specifications is herby DELETED in its entirety and REPLACED with the following:

“3.  Specifications

Title: [*]

TEST NAME	SPECIFICATION	UNITS
[*]	[*]	[*]

3.                          Section 5. Term of Product Addendum is hereby DELETED in its entirety and REPLACED with the following:

“Section 5 Term of Product Addendum. This Agreement shall commence on the Product Addendum Effective Date and shall remain in effect until December 31, 2014 (the “Term”).  At least six (6) months prior to the end of the Term, Parties shall meet to discuss the terms and conditions upon which this Agreement could be extended beyond the Term upon the written consent of both Parties.”

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.                                      Except as specifically amended above, all terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

5.                                      In the event that there are any conflicts between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control.  The terms of this Amendment shall be controlling over any terms of any purchase order, sales acknowledgement, invoice or other such documents issued by either Party.

6.                                      This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, and all of which shall together constitute one and the same agreement, and shall become effective when signed by each of the parties hereto and delivered to the other party in person or by facsimile or other reliable electronic means.

IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute this Amendment as of the date first written above.

Pfizer, Inc.		Kythera Biopharmaceuticals, Inc.

By:	/s/ Michael J. Kosko	By:	/s/ Jeff Webster

Name:	Michael J. Kosko	Name:	Jeff Webster

Title:	President, Pfizer CenterSource	Title:	SVP, Operations

Signed on the 21st day of May 2012		Signed on the 23rd day of May 2012

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.